UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

INOVIO PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INOVIO PHARMACEUTICALS, INC.

660 W. Germantown Pike, Suite 110

Plymouth Meeting, Pennsylvania 19462

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On January 12, 2024

To the Stockholders of Inovio Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Inovio Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held on January 12, 2024, at 11:00 a.m. Eastern Time. The Special Meeting will be held virtually, through a live webcast at www.virtualshareholdermeeting.com/INO2024SM. You will not be able to attend the meeting in person. The meeting will be held for the following purposes:

1.

To approve and adopt an amendment to the Company’s Certificate of Incorporation, as amended to date (the “Reverse Stock Split Amendment”) to effect a reverse stock split of the Company’s common stock, on or before the one-year anniversary of the Special Meeting, at a ratio ranging from 1-for-10 shares up to a ratio of 1-for-50 shares, which ratio will be selected by the Company’s Board of Directors and set forth in a public announcement (the “Reverse Stock Split”);

2.	To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Special Meeting of Stockholders.

You will be able to attend the virtual Special Meeting and vote during the live webcast by visiting www.virtualshareholdermeeting.com/INO2024SM and entering the 16-digit Control Number found on your proxy card or in the instructions that you received via email. We encourage our stockholders to retain their control numbers from proxy cards or voting instruction forms in order to be able to access the virtual Special Meeting. Please refer to the additional logistical details and recommendations in the accompanying Proxy Statement. You may log in beginning at 10:45 a.m. Eastern Time on January 12, 2024.

Only stockholders who owned common stock or Series C Cumulative Convertible Preferred Stock of the Company at the close of business on November 16, 2023 (the “Record Date”) can vote at this meeting or any adjournments that take place.

The Board of Directors recommends that you vote FOR the approval and adoption of the Reverse Stock Split Amendment, as described in Proposal No. 1 of the Proxy Statement; and FOR the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes to adopt Proposal 1, as described in Proposal 2 of the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on January 12, 2024 at 11:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/INO2024SM.

The proxy statement, notice and our Annual Report on Form 10-K for the year ended December 31, 2022 are available at http://materials.proxyvote.com/45773H.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022 AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

Plymouth Meeting, Pennsylvania	Jacqueline E. Shea
November 28, 2023	President and Chief Executive Officer

INFORMATION ABOUT THE PROXY PROCESS AND VOTING	1
PROPOSAL NO. 1 APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT	7
PROPOSAL NO. 2 APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1	16
INFORMATION ABOUT STOCK OWNERSHIP SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17
ADDITIONAL INFORMATION	19
Householding of Proxy Materials	19
Other Matters	19
ANNEX A	A-1

i

INOVIO PHARMACEUTICALS, INC.

660 W. Germantown Pike, Suite 110

Plymouth Meeting, Pennsylvania 19462

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On January 12, 2024

We have sent you this Proxy Statement and the enclosed Proxy Card because the Board of Directors (the “Board”) of Inovio Pharmaceuticals, Inc. (referred to herein as the “Company”, “INOVIO”, “we”, “us” or “our”) is soliciting your proxy to vote at a virtual Special Meeting of Stockholders (the “Special Meeting”) to be held on January 12, 2024, at 11:00 a.m. Eastern Time, at www.virtualshareholdermeeting.com/INO2024SM.

•	This Proxy Statement summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote.

•	The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers, regular employees, and investor relations firm, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We have also retained Alliance Advisors (“Alliance”) to solicit proxies on our behalf. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

The record date for the Special Meeting is November 16, 2023. Only holders of record of common stock and holders of record of Series C Cumulative Convertible Preferred Stock at the close of business on that date are entitled to receive notice of and to vote at the Special Meeting or any postponement or adjournment thereof.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?

We have delivered this Proxy Statement and Proxy Card to you because the Board is soliciting your proxy to vote at the Special Meeting, including at any adjournments or postponements of the Special Meeting. You are invited to attend the virtual Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.

We intend to mail this Proxy Statement, the Notice of Special Meeting and accompanying Proxy Card on or about November 28, 2023 to all stockholders of record entitled to vote at the Special Meeting.

How do I attend the Special Meeting?

The Special Meeting will be held through a live webcast on January 12, 2024 at 11:00 a.m. Eastern Time. Online access to the Special Meeting will begin at 10:45 a.m. Eastern Time. Stockholders will not be able to attend the Special Meeting in person.

To participate in and/or vote at the virtual Special Meeting, stockholders should go to www.virtualshareholdermeeting.com/INO2024SM. Stockholders must enter the 16-digit Control Number found on their proxy card. Stockholders may still vote prior to the Special Meeting by internet, telephone or by mail per the instructions on their proxy card. Instructions on how to connect to the Special Meeting and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/INO2024SM.

What if I cannot find my Control Number?

If you do not have a Control Number, you will still be able to log in as a guest to the meeting webcast by visiting www.virtualshareholdermeeting.com/INO2024SM and registering as a guest. However, if you log in as a guest you will not be able to vote your shares.

Where can I get technical assistance?

If you encounter any difficulties accessing the virtual meeting during the check-in time or meeting time, or you have any questions regarding how to use the virtual meeting platform, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.

Who can vote at the Special Meeting?

Only stockholders at the close of business on the Record Date will be entitled to vote at the Special Meeting. At the close of business on the Record Date, there were 272,986,424 shares of common stock and 9 shares of Series C preferred stock issued and outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Computershare Investor Services Inc., then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote early. Whether or not you plan to attend the Special Meeting, we encourage you to fill out and return the enclosed Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the virtual Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid Proxy Card from your broker or other agent.

Will a list of stockholders entitled to vote at the Special Meeting be available?

Our list of stockholders as of the Record Date will be available for inspection for the 10 days prior to the Special Meeting. If you want to inspect the stockholder list, call our office at (267) 440-4200 to schedule an appointment.

What am I being asked to vote on?

You are being asked to vote on two proposals:

•	Proposal 1—the approval and adoption of the Reverse Stock Split Amendment; and

•

Proposal 2—the approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1;

In addition, you are entitled to vote on any other matters that are properly brought before the Special Meeting.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date. Each share of Series C preferred stock you own as of the Record Date is entitled to 368 votes and will vote together with the common stock as counted as a single class.

How do I vote?

For Proposals 1 and 2, you may either vote “For” or “Against” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Special Meeting or any adjournments or postponements thereof.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the virtual Special Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the virtual Special Meeting, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Special Meeting, you may still attend the virtual Special Meeting and vote online. In such case, your previously submitted proxy will be disregarded.

•

To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Special Meeting, we will vote your shares in accordance with the Proxy Card.

•

To vote by proxy over the internet, follow the instructions provided on the Proxy Card. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on January 11, 2024 to be counted.

•

To vote by telephone, you may vote by proxy by calling the toll free number found on the Proxy Card. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on January 11, 2024 to be counted.

•

To vote online during the Special Meeting, stockholders of record will be able to vote their shares electronically by using their 16-digit Control Number. Instructions on how to vote while participating in the Special Meeting live via the internet are posted at www.virtualshareholdermeeting.com/INO2024SM.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote online at the Special Meeting, you should follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Who counts the votes?

Broadridge Financial Solutions (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed Proxy Card will be returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, Broadridge will tabulate all returned votes on behalf of your broker.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For” and “Against” votes, as well as abstentions and broker non-votes. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items but not with respect to “non-routine” items.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Are the proposals considered “routine” or “non-routine?”

We believe the approval and adoption of the Reverse Stock Split Amendment (Proposal 1) is considered routine under applicable rules. However, whether a proposal is “routine” or “non-routine” remains subject to the final determination of the New York Stock Exchange, which regulates broker-dealers and their discretion to vote on stockholder proposals. Therefore, it is possible that brokers will not have discretionary authority with respect to the Reverse Stock Split Amendment, in which case, if you do not instruct your broker how to vote with respect to the Reverse Stock Split Amendment, your broker may not vote with respect to such proposal.

The approval of an adjournment of the Special Meeting (Proposal 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2.

How many votes are needed to approve the proposals?

With respect to both proposals, the affirmative vote of the majority of votes cast affirmatively or negatively is required for approval. Only votes “For” or “Against” will affect the outcome, and abstentions and broker non-votes, if any, will have no effect. We believe each proposal is a routine proposal and therefore we do not expect any broker non-votes on either proposal.

What if I return a Proxy Card but do not make specific choices?

If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted in favor of both proposals.

If any other matter is properly presented at the Special Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.

Who is paying for this proxy solicitation?

We have retained Alliance Advisors to perform proxy solicitation services for us, involving conducting a bank/broker search, distributing proxy solicitation materials to stockholders, providing information to stockholders from the materials, and soliciting proxies by mail, courier, telephone, facsimile and e-mail. We will pay a fee in the amount of approximately $10,000 to Alliance, plus out-of-pocket expenses for these services.

If you have any questions or require any assistance with voting your shares, please contact Alliance at:

Alliance Advisors

200 Broadacres Dr.

Bloomfield, NJ 07003

Stockholders, Banks and Brokers may call collect: 1-888-490-5065

Email: ino@allianceadvisors.com

In addition to these mailed proxy materials, our directors, officers, employees and investor relations firm may also solicit proxies in person, by telephone or by other means of communication. Our directors, officers, employees and investor relations firm will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed Proxy Card with a later date.

•	You may submit a subsequent proxy by telephone or on the internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462

•	You may attend and vote online at the virtual Special Meeting. Simply attending the Special Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Our bylaws provide that holders of at least one-third in voting power of all of the outstanding shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Thus, a quorum for the Special Meeting consists of 90,995,475 shares of common stock on an as-converted basis.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the Board or the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Special Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

What proxy materials are available on the internet?

The proxy statement, notice to stockholders and our annual report on Form 10-K for the year ended December 31, 2022 are available at http://materials.proxyvote.com/45773H.

PROPOSAL NO. 1

APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT

Description of the Proposed Reverse Stock Split

Our Board has approved, and is recommending that our stockholders approve, a proposed amendment to our Certificate of Incorporation, as amended to date (the “Certificate of Incorporation”), to effect a reverse split of the issued and outstanding shares of the common stock at a ratio of between 1-for-10 and 1-for-50, with such ratio to be determined at the sole discretion of our Board, or the Reverse Stock Split. The form of proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Annex A to this proxy statement. The text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of the Certificate of Incorporation. If a certificate of amendment is filed with the Secretary of State of the State of Delaware, the amendment to the Certificate of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of the common stock by the ratio to be determined by the Board, but will not increase the par value of the common stock, and will not change the number of authorized shares of the common stock.

If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time.

By approving Proposal 1 and the Reverse Stock Split, stockholders will approve the amendment to our Certificate of Incorporation pursuant to which any whole number of outstanding shares, between and including 10 and 50, would be combined into one share of common stock and authorize our Board to file one certificate of amendment, as determined by our Board in the manner described herein. If approved, our Board may also elect not to effect any Reverse Stock Split and consequently not file any certificate of amendment to the Certificate of Incorporation.

Reasons for the Reverse Stock Split

Meet Nasdaq Continued Listing Requirements

On May 4, 2023, the Company received notification from The Nasdaq Stock Market LLC (“Nasdaq”) that the Company was not in compliance with the requirement to maintain a minimum closing bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Rule”), because the closing bid price of the Company’s common stock was below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was granted a period of 180 calendar days from the date of notification, or until October 31, 2023, to regain compliance with the minimum bid price requirement.

On November 1, 2023, the Company received a notice (the “Extension Notice”) from the Listing Qualifications Department of Nasdaq informing the Company that Nasdaq granted the Company an additional 180 calendar days, or until April 29, 2024, to regain compliance with the minimum closing bid price requirement for continued listing on The Nasdaq Capital Market under the Rule. In connection with the Extension Notice, the listing of the Company’s common stock was transferred from the Nasdaq Global Select Market to the Nasdaq Capital Market, effective as of November 2, 2023. The Extension Notice had no other immediate effect on the listing of the Company’s common stock.

If at any time before April 29, 2024, the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide written confirmation that the Company has achieved compliance with the Rule. If compliance with the Rule cannot be demonstrated to Nasdaq’s satisfaction by April 29, 2024, Nasdaq will provide written notification that the Company’s common stock will be delisted. At that time, the Company may appeal Nasdaq’s delisting determination to a Nasdaq Hearings Panel.

Our Board has considered the potential harm to us of a delisting of the common stock and has determined that, if the common stock continues to trade below $1.00 per share, the consummation of the Reverse Stock Split is the best way to maintain liquidity by achieving compliance with the Rule. Our Board also believes that the current low per share market price of the common stock has a negative effect on the marketability of our existing shares. Our Board believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Third, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the common stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the common stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the common stock. Our Board anticipates that a Reverse Stock Split will result in a higher bid price for our common stock, which may help to alleviate some of these problems.

If this Proposal 1 is approved by the holders of the common stock and our Board decides to implement the Reverse Stock Split, our Board will determine the ratio of the Reverse Stock Split, in the range of between 1-for-10 and 1-for-50, inclusive, as determined in the judgment of our Board to be most likely sufficient to allow us to achieve and maintain compliance with the minimum $1.00 per share requirement for listing on the Nasdaq Capital Market for the longest period of time while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market.

We believe that maintaining listing on the Nasdaq Capital Market will provide us with a market for the common stock that is more accessible than if the common stock were traded on the OTC Bulletin Board or in the “pink sheets” maintained by the OTC Markets Group, Inc. Such alternative markets are generally considered to be less efficient than, and not as broad as, the Nasdaq Stock Market. Among other factors, trading on the Nasdaq Stock Market increases liquidity and may potentially minimize the spread between the “bid” and “asked” prices quoted by Market Makers (as defined in Nasdaq Rule 5005). Further, a Nasdaq Stock Market listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of our common stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in us more favorably if our shares qualify for listing on the Nasdaq Stock Market as compared with the OTC markets.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the Reverse Stock Split Amendment, our Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-10 to 1-for-50 range, would be determined by our Board and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our Board will consider, among other things, factors such as:

•	the Company’s compliance with Nasdaq’s continued listing rules;

•	the number of shares of our common stock that would be outstanding following the Reverse Stock Split;

•	the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•	business developments affecting us; and

•	prevailing general market and economic conditions.

Certain Risks Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price.

We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors.

Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

Effective Time

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Company, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. The exact timing of the filing of the Reverse Stock Split Amendment (if in fact it is filed) will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders taking into consideration the factors noted above, among other matters that may be relevant at the time.

If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the Company’s best interests and the best interests of our stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.

Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of the common stock as reported on the Nasdaq Capital Market on the effective date of the certificate of amendment to the Certificate of Incorporation by (ii) the number of shares of common stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest. Holders of as many as 49 shares (if we were to implement a 1-for-50 Reverse Stock Split) of common stock would be eliminated as a result of the cash payment in lieu of any issuance of fractional shares or interests in connection with the Reverse Stock Split. The exact number by which the number of holders of the common stock would be reduced will depend on the Reverse Stock Split ratio adopted and the number of stockholders that hold less than the Reverse Stock Split ratio as of the effective date of the Reverse Stock Split.

Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold the Company’s common stock after the Reverse Stock Split, you may do so by either:

•	purchasing a sufficient number of shares of the Company’s common stock; or

•	if you have shares of common stock in more than one account, consolidating your accounts,

in each case, so that you hold a number of shares of our common stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of common stock in the Reverse Stock Split. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Effects of the Reverse Stock Split

General

If the Reverse Stock Split is implemented by our Board, after the Effective Time, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by our Board.

Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effects on Shares of Common Stock

The following table contains approximate information, based on share information as of November 16, 2023 relating to our outstanding common stock based on the proposed reverse stock split ratios assuming that the proposal is approved and the Reverse Stock Split is implemented.

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Authorized but Not Outstanding
Pre-Reverse Stock Split	600,000,000	272,986,424	327,013,576
Post-Reverse Stock Split 1:10	600,000,000	27,298,642	572,701,358
Post-Reverse Stock Split 1:20	600,000,000	13,649,321	586,350,679
Post-Reverse Stock Split 1:30	600,000,000	9,099,547	590,900,453
Post-Reverse Stock Split 1:40	600,000,000	6,824,660	593,175,340
Post-Reverse Stock Split 1:50	600,000,000	5,459,728	594,540,272

The Reverse Stock Split will not change the number of authorized shares of common stock or preferred stock or the relative voting power of such holders of our outstanding common stock and preferred stock. Therefore, the number of authorized but unissued shares of our common stock will effectively increase and will be available for reissuance by the Company. Given the Company’s current financial position and liquidity needs within the next year, the Board has determined that maintaining the Company’s current number of authorized shares is warranted and in the best interest of the Company and its stockholders. Failure to successfully receive additional financing will require the Company to delay, scale back or otherwise modify its business and its research and development activities and other operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern, and therefore maintaining the Company’s ability to raise additional financing through an issuance of its authorized shares is important to the Company’s continued operations.

After the effective date of the Reverse Stock Split that our Board elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock. Our common stock is currently registered under Section 12(b) of the Securities Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act.

Effect on Preferred Stock

Pursuant to our Certificate of Incorporation, as amended to date, our capital stock consists of 10,000,000 shares of Preferred Stock, par value $0.001 per share, and 600,000,000 shares of common stock. The proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.

With respect to the outstanding shares of our Series C Cumulative Convertible Preferred Stock, each such share will remain outstanding and, after giving effect to the Reverse Stock Split, will be convertible into a number of shares equal to (x) 368 (the current conversion ratio) divided by (y) the reverse split ratio of the Reverse Stock Split. For illustrative purposes only, if a 1-for-20 reverse stock split is effected, each share of Series C Cumulative Convertible Preferred Stock would thereafter be convertible into 18 shares of common stock.

Effect on Par Value

The proposed amendments to our Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.001.

Reduction In Stated Capital

As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Effect on the Company’s Equity Plans

Under our 2023 Omnibus Incentive Plan (the “2023 Plan”), 2022 Inducement Plan (the “Inducement Plan”), 2016 Omnibus Incentive Plan, as amended, and 2007 Omnibus Incentive Plan, as amended (collectively, the “Stock Plans”), the Board has discretion to determine the appropriate adjustment to the awards granted under our Stock Plans in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is effected, the number of shares available for issuance under the Stock Plans, as well as the number of shares subject to any outstanding award under the Stock Plans, and the exercise price, grant price or purchase price relating to any such award under the Stock Plans, are expected to be proportionately adjusted by the Board to reflect the Reverse Stock Split. The Board will also determine the treatment of fractional shares subject to stock options and other outstanding awards under the Stock Plans. In addition, pursuant to the authority provided under the Stock Plans, the Board is expected to authorize the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes to our Stock Plans.

For illustrative purposes only, if a 1-for-20 reverse stock split is effected, the 15,514,241 shares that remained available for issuance under the 2023 Plan as of November 16, 2023 are expected to be adjusted to 775,712 shares, and the 1,506,875 shares that remained available for issuance under the Inducement Plan as of November 16, 2023 are expected to be adjusted to 75,343 shares, each subject to adjustment pursuant to their respective terms. Further, for illustrative purposes only, if a 1-for-20 reverse stock split is effected, an outstanding stock option for 100,000 shares of common stock, exercisable at $0.50 per share, would be adjusted as a result of a 1-for-20 split ratio into an option exercisable for 5,000 shares of common stock at an exercise price of $10.00 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of the Company’s common stock for which you received a cash payment.

At the Effective Time, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in this proposal and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split that generally are expected to be applicable to U.S. Holders (as defined below) of our common stock, but does not purport to be a complete discussion of all of the potential tax consequences relating the Reverse Stock Split. This summary is based on the provisions of the U.S. federal income tax law as in effect on the date of this proxy statement, including the Internal Revenue Code of 1986, as amended, or the Code, applicable Treasury Regulations promulgated thereunder, judicial authorities and current administrative rulings and practices. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the Internal Revenue Service or the courts will agree with the positions expressed below.

This summary assumes that the U.S. Holder’s common stock will be, both before and after the Reverse Stock Split, held as a “capital asset,” as defined in the Code (generally, property held for investment). Further, it does not discuss the tax consequences of the Reverse Stock Split under state, local or non-U.S. laws or under gift, excise or other non-income tax laws, or the application of the alternative minimum tax rules, the Medicare contribution tax on net investment income or the special tax accounting rules under Section 451(b) of the Code. This summary does not address the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split), or the tax consequences to holders of options, warrants or similar rights to acquire common stock. In addition, this summary does not address the tax consequences applicable to a holder’s particular circumstances or to holders that are subject to special tax rules, including without limitation banks, financial institutions, insurance companies, regulated investment companies, mutual funds, real estate investment trusts, personal holding companies, non-U.S. entities, nonresident alien individuals, certain former U.S. citizens or long-term residents, brokers, dealers, or traders in securities, currencies or commodities, tax-exempt entities, persons that hold common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other integrated or risk reduction transaction, persons whose common stock constitutes qualified small business stock within the meaning of Section 1202 of the Code, holders who hold their common stock through individual retirement or other tax-deferred accounts, holders of common stock that are not U.S. Holders (as defined below), holders of common stock that have a functional currency for U.S. federal income tax purposes other than the U.S. dollar, holders who acquired their common stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, holders who acquired their common stock pursuant to the exercise of employee stock options or otherwise as compensation, or holders of common stock that are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our common stock that is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof, including the District of Columbia; (iii) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more ”United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. A U.S. Holder that receives solely a reduced number of shares of common stock generally will not recognize gain or loss in the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of common stock, and such U.S. Holder’s holding period in the reduced number of shares of common stock should include the holding period in its pre-Reverse Stock Split shares of common stock exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization such as the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices. A U.S. Holder that receives both a reduced number of shares of common stock and cash in lieu of fractional shares as a result of the Reverse Stock Split will be treated as having received the fractional shares pursuant to the Reverse Stock Split and then as having exchanged the fractional shares for cash in a redemption by the Company, and generally should recognize gain or loss equal to the difference, if any, between the amount of cash received in lieu of a fractional share and its adjusted basis allocable to the fractional share. Such gain or loss will be long-term capital gain or loss if the pre-Reverse Stock Split shares were held for more than one year at the time of the Reverse Stock Split. Long-term capital gains of individuals are generally subject to tax at reduced rates. There are limitations on the deductibility of capital losses. A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock, if any, should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of common stock decreased by the basis allocated to the fractional share for which such U.S. Holder received cash, and the holding period of the reduced number of shares of common stock received should include the holding period of the pre-Reverse Stock Split shares of common stock exchanged.

No gain or loss will be recognized by the Company as a result of the proposed Reverse Stock Split.

Information Reporting and Backup Withholding

A holder of common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. To avoid backup withholding, each holder of common stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the Internal Revenue Service. Holders of common stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO U.S. HOLDERS. IT IS NOT TAX ADVICE OR A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER. ALL

HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM, INCLUDING RECORD RETENTION AND TAX-REPORTING REQUIREMENTS, AND THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS.

Vote Required for Approval of this Proposal

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve the amendment of the Company’s Certificate of Incorporation to effect the Reverse Stock Split. This means that the proposal will pass if the votes cast “for” the Reverse Stock Split Proposal exceed the votes cast “against” such proposal.

Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal. We believe this proposal is considered a “routine” matter under applicable stock exchange rules, and we expect your broker will have discretion to vote your shares on the Reverse Stock Split Proposal. If a proxy is properly submitted but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE REVERSE STOCK SPLIT AMENDMENT.

PROPOSAL NO. 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1.

If at the Special Meeting the number of votes represented by shares of the common stock present or represented and voting in favor of Proposal 1 is insufficient to approve the proposal, our management may move to adjourn the Special Meeting in order to enable our Board to continue to solicit additional proxies in favor of Proposal 1.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1, including the solicitation of proxies from stockholders that have previously voted against the proposals.

Vote Required for Approval of this Proposal

The affirmative vote of the majority of votes represented by shares present in person or represented by proxy and entitled to vote thereon at the Special Meeting is required to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1.

INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of November 16, 2023, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after November 16, 2023 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 272,986,424 shares of our common stock outstanding as of November 16, 2023. Shares of our common stock that a person has the right to acquire within 60 days after November 16, 2023 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Inovio Pharmaceuticals, Inc., 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462.

Beneficial Owner of Shares of Common Stock(1)(2)	Number of Shares of Common Stock Beneficially Owned	Percent of Total Shares of Common Stock
5% Stockholders:
The Vanguard Group, Inc. (3)	17,042,500	6.2%
Directors and Named Executive Officers:
Jacqueline E. Shea, Ph.D.(4)	881,788		*
Simon X. Benito(5)	227,605		*
Roger D. Dansey, M.D.(6)	111,500		*
Ann C. Miller, M.D.(7)	167,334		*
Jay P. Shepard(8)	146,821		*
David B. Weiner, Ph.D.(9)	1,543,424		*
Wendy L. Yarno(10)	187,453		*
Lota S. Zoth(11)	153,516		*
Peter D. Kies(12)	1,003,524		*
Laurent M. Humeau, Ph.D.(13)	718,962		*
Michael Sumner(14)	143,125		*
All current executive officers and directors as a group (12 persons)(15)	5,285,052	1.9
J. Joseph Kim, Ph.D. (16)	4,451,255	1.6

* Less than 1%.

(1) This table is based upon information supplied by officers, directors and principal stockholders. Except as otherwise noted below, the address of each stockholder listed is in care of our principal executive offices at 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462.

(2) Except as otherwise indicated in the footnotes of this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or dispositive power with respect to securities. Applicable percentages are based on 272,986,424 shares of common stock outstanding on November 16, 2023, adjusted as required by rules promulgated by the SEC.

(3) This information has been obtained from a Schedule 13G/A filed on February 9, 2023 by The Vanguard Group, Inc. The principal business address of The Vanguard Group, Inc. is 100 Vanguard Blvd. Malvern, PA 19355. The Vanguard Group, Inc. and affiliated persons reported shared voting power with respect to 155,931 shares of common stock and shared dispositive power with respect to 351,918 shares of common stock in addition to sole dispositive power with respect to 16,690,582 shares of common stock.

(4) Includes 683,675 shares of common stock issuable pursuant to options exercisable within 60 days of November 16, 2023.

(5) Includes 133,300 shares of common stock issuable pursuant to options exercisable within 60 days of November 16, 2023.

(6) Includes 68,500 shares of common stock issuable pursuant to options exercisable within 60 days of November 16, 2023.

(7) Includes 100,800 shares of common stock issuable pursuant to options exercisable within 60 days of November 16, 2023.

(8) Includes 88,300 shares of common stock issuable pursuant to options exercisable within 60 days of November 16, 2023.

(9) Includes 614,300 shares of common stock issuable pursuant to options exercisable within 60 days of November 16, 2023.

(10) Includes 113,300 shares of common stock issuable pursuant to options exercisable within 60 days of November 16, 2023.

(11) Includes 100,800 shares of common stock issuable pursuant to options exercisable within 60 days of November 16, 2023.

(12) Includes 762,025 shares of common stock issuable pursuant to options exercisable within 60 days of November 16, 2023. Also includes 4,500 shares held by Mr. Kies’s spouse.

(13) Includes 504,325 shares of common stock issuable pursuant to options exercisable within 60 days of November 16, 2023.

(14) Includes 108,125 shares of common stock issuable pursuant to options exercisable within 60 days of November 16, 2023.

(15) Includes 3,277,450 shares of common stock issuable pursuant to options exercisable within 60 days of November 16, 2023.

(16) This information has been obtained from a Form 4 filed by Dr. Kim on March 14, 2022, which was the last report filed by Dr. Kim prior to his separation in May 2022. The reported amount includes (a) 816,527 shares held by a family limited partnership over which Dr. Kim held voting and dispositive power, (b) 5,975 shares held by Dr. Kim’s spouse and (c) 100,871 shares held by Dr. Kim’s children. The reported amount also includes (d) 256,255 shares issued to Dr. Kim upon net settlement of RSUs in connection with his separation from our company and (e) 1,849,000 shares of common stock issuable pursuant to options exercisable within 60 days of November 16, 2023.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are INOVIO stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 660 W. Germantown Pike, Suite 110, Plymouth Meeting, Pennsylvania 19462 or (3) request from the Company by calling (267) 440-4200. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Statement or Proxy Card to a stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Special Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Special Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

We have filed our Annual Report on Form 10-K for the year ended December 31, 2022 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by an INOVIO stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, as amended, including the financial statements, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to our Corporate Secretary, INOVIO Pharmaceuticals, Inc., 660 W. Germantown Pike, Suite 110, Plymouth Meeting, PA 19462.

By Order of the Board of Directors

Jacqueline E. Shea
President and Chief Executive Officer

November 28, 2023

ANNEX A

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION OF

INOVIO PHARMACEUTICALS, INC.1

Inovio Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), hereby certifies that:

FIRST: The name of this Company is Inovio Pharmaceuticals, Inc.

SECOND: The original name of the Company was “Genetronics Biomedical Corporation”, and the date of filing the original Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware is May 23, 2001.

THIRD: The Board of Directors of the Company, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending Article FOURTH of the Certificate of Incorporation, to read in its entirety:

“This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which this Company is authorized to issue is 610,000,000 shares. 600,000,000 shares shall be Common Stock, each having a par value of $0.001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.001.

Effective at 5:00 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), each [ten, eleven, twelve, thirteen, fourteen, fifteen, sixteen, seventeen, eighteen, nineteen, twenty, twenty-one, twenty-two, twenty-three, twenty-four, twenty-five, twenty-six, twenty-seven, twenty-eight, twenty-nine, thirty, thirty-one, thirty-two, thirty-three, thirty-four, thirty-five, thirty-six, thirty-seven, thirty-eight, thirty-nine, forty, forty-one, forty-two, forty-three, forty-four, forty-five, forty-six, forty-seven, forty-eight, forty-nine or fifty] shares of this Company’s Common Stock, par value $0.001 per share, issued and outstanding shall be combined into one (1) share of Common Stock, par value $0.001 per share, of this company. No fractional shares shall be issued and, in lieu thereof, any holder of less than one (1) share of Common Stock shall, upon surrender after the Effective Time of a certificate, which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, be entitled to receive cash for such holder’s fractional share based upon the closing sales price of this Company’s Common Stock as reported on the Nasdaq Capital Market on the date this Certificate of Amendment to the Certificate of Incorporation of this Company is filed with the Secretary of State of the State of Delaware.”

FOURTH: This Certificate of Amendment to the Certificate of Incorporation was submitted to the stockholders of the Company and was duly adopted and approved in accordance with the provisions of Section 242 of the General Corporate Law of the State of Delaware.

* * * * *

[1]

The board of directors (the “Board”) adopted a resolution approving forty-one (41) separate amendments to the Certificate of Incorporation, as amended, of the Company. These amendments approve the combination of any whole number of shares of Common Stock between and including ten (10) and fifty (50) into one (1) share of Common Stock. By approving Proposal No. 1, you are approving each of the forty-one (41) amendments proposed by the Board. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the Board to be in the best interests of the Company and its stockholders. The other forty (40) proposed amendments will be abandoned pursuant to Section 242(c) of the Delaware General Corporation Law. The Board may also elect not to do any reverse split in which all forty-one (41) proposed amendments will be abandoned. In accordance with these resolutions, the Board will not implement any amendment providing for a different split ratio.

A-1

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this                day of                , 2024.

INOVIO PHARMACEUTICALS, INC.

By:
Jacqueline E. Shea President and Chief Executive Officer

A-2

INOVIO PHARMACEUTICALS, INC.

660 W. GERMANTOWN PIKE

SUITE 110

PLYMOUTH MEETING, PA 19462

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/INO2024SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V26109-S76798                     KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INOVIO PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following:	For	Against	Abstain

1.  To approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from 1-for 10 shares up to a ratio of 1-for 50 shares, which ratio will be selected by the Company’s Board of Directors and set forth in a public announcement.

	☐	☐	☐

2. To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned also acknowledges receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement.

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 12, 2024:

Copies of the Proxy Statement and our 2022 Annual Report on Form 10-K are also available online at http://materials.proxyvote.com/45773H

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V26110-S76798

INOVIO PHARMACEUTICALS, INC.

PROXY

SPECIAL MEETING OF STOCKHOLDERS OF INOVIO PHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Jacqueline E. Shea, President and Chief Executive Officer and a director of Inovio Pharmaceuticals, Inc., and Simon X. Benito, Chairman of the Board, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of common stock of Inovio Pharmaceuticals, Inc. (including shares of Series C Cumulative Convertible Preferred Stock that are convertible into shares of common stock) held of record by the undersigned as of November 16, 2023 at the Special Meeting of Stockholders to be held on January 12, 2024, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1 AND 2. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF INOVIO EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING AND VOTING AS INSTRUCTED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL NOS. 1 AND 2. IF YOU ARE VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)